Exhibit 10.178

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 6

to

Purchase Agreement No. 3860

between

The Boeing Company

and

United Airlines, Inc.

Relating to Boeing Model 787 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of December 31, 2015, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (a Delaware corporation formerly known as Continental Airlines, Inc. and successor by merger to United Air Lines, Inc.) (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 3860 dated September 27, 2012, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing model 787 aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement;

WHEREAS, through *** Supplemental Agreement Number 5 to the Purchase Agreement, *** dated May 12, 2015, Boeing and Customer agreed to *** firm 787-*** aircraft for *** 787-*** aircraft and to *** 787-*** firm aircraft with *** 787-***;

WHEREAS, consistent with such prior transactions Boeing and Customer now agree to a *** of *** firm 787-*** aircraft for *** firm 787-*** aircraft and to the *** of these *** 787-*** firm aircraft with *** 787-*** as follows:

(i) Boeing and Customer agree to *** Firm 787-*** Aircraft to the Purchase Agreement as Block C Aircraft as such terms are defined in *** and are further identified in Figure 1 below.

Figure 1

Delivery Month
***
***

UAL-PA-3860	SA-6	Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

(ii) Boeing and Customer agree to *** the following *** 787-*** Firm Aircraft and *** them with *** 787-*** Aircraft in the delivery months with option exercise expiry dates as specified below:

Model	*** Firm Aircraft Delivery Month	*** Aircraft Delivery Month**	Option Exercise Expiry Date
***	***	***	***
***	***	***	***

** - The nominal delivery month above is subject to revision by plus or minus one month. Boeing will advise Customer of the scheduled delivery month at the time of Customer’s exercise of its rights.

WHEREAS, Boeing and Customer agree to apply *** 787-*** previously Firm Aircraft *** under this Supplemental Agreement No. 6 *** for the *** new model 787-*** Aircraft added under this Supplemental Agreement No. 6; and *** Customer’s *** of Supplemental Agreement No. 6 after application of *** (as that term is defined in Letter Agreement No. *** entitled “Option Aircraft” ***) received by Boeing from Customer.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents.

The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-6”).

2.	Tables.

2.1. “Table 1”, 787-10 Aircraft with GENX-1B*** Engines Delivery, Description, Price and Advance Payments, is deleted in its entirety and replaced with the attached similarly titled “Table 1” (identified by “SA-6”).

2.2. “Table 1, 787-9 Aircraft Delivery, Description, Price and Advance Payments for *** Firm 787-9 Aircraft” (identified by “SA-6”) is added to the Purchase Agreement.

3.	Letter Agreements.

3.1. Attachment B-1 to Letter Agreement UAL-PA-03860-LA-1209265R1 entitled “787-10 with GENX-1B*** Engines: Option Aircraft Delivery, Description, Price and Advance Payments” is deleted in its entirety and replaced with the attached Attachment B-1 (identified by “SA-6”).

UAL-PA-3860	SA-6	Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

3.2. Letter Agreement UAL-PA-03860-LA-1209413A1R1 entitled “Special Matters — Amendment 1” is deleted in its entirety and replaced with the attached similarly titled Letter Agreement UAL-PA-03860-LA-1209413A1R2 (identified by “SA-6”).

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

The rest of this page is left intentionally blank.

UAL-PA-3860	SA-6	Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.

Signature	Signature

/s/ I. L. Krueger	/s/ Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Senior Vice President - Finance and acting Chief Financial Officer
Title	Title

UAL-PA-3860	SA-6	Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description	SA-1

Article 2.	Delivery Schedule	SA-1

Article 3.	Price	SA-1

Article 4.	Payment	SA-1

Article 5.	Additional Terms	SA-1

TABLE
1.	787-8 with GENX-1B*** Engines Aircraft Information Table ***	SA-3

1.	787-9 with GENX-1B*** Engines Aircraft Information Table ***	SA-5

1	Table 1, 787-*** Aircraft Delivery, Description, Price and Advance Payments for *** Firm 787-*** Aircraft	SA-6

1.	787-10 with GENX-1B*** Engines Aircraft Information Table	SA-6

EXHIBITS

A1.	787-8 Aircraft Configuration ***

A2.	787-9 Aircraft Configuration ***	SA-4

A3.	787-10 Aircraft Configuration	SA-1

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features

BFE1.	BFE Variables	SA-1

CS1.	Customer Support Document

EE1.	Engine Escalation/Engine Warranty ***

SLP1.	Service Life Policy Components

P.A. 3860	TABLE OF CONTENTS, Page 1 of 5	SA-6
BOEING/UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED

LETTER AGREEMENTS		SA NUMBER
UAL-PA-03860-LA-1209247	787 e-Enabling

UAL-PA-03860-LA-1209264	Open Configuration Matters

UAL-PA-03860-LA-1209265R1	Option Aircraft	SA-1

	Attachment A, 787-*** Option Aircraft Delivery, Description, Price and Advance Payments (DELETED)	SA-1

	Attachment B-1, 787-*** with GENX-1B*** Engines: Option Aircraft Delivery, Description, Price and Advance Payments	SA-6

	Attachment B-2, 787-*** with TRENT1000-*** Engines: Option Aircraft Delivery, Description, Price and Advance Payments (DELETED)	SA-3

UAL-PA-03860-LA-1209409	Spare Parts Initial Provisioning

UAL-PA-03860-LA-1209410	Special Matters Relating to COTS Software and End User License Agreements

UAL-PA-03860-LA-1209411	Special Terms – Seats and In-flight Entertainment

UAL-PA-03860-LA-1209417	Model 787 Post-Delivery Software & Data Loading

CONFIDENTIAL LETTER AGREEMENTS

UAL-PA-03860-LA-1209236R1	Model Substitution	SA-1

	Attachment A, 787-9 Airframe Pricing of Substitution Aircraft with General Electric GEnx-1B*** and Rolls Royce Trent 1000-*** engines	SA-1

	Attachment B, 787-10 with General Electric GEnx-1B*** and Rolls Royce TRENT 1000-*** Engines	SA-1

	Attachment C, 787-8 with General Electric GEnx-1B*** and Rolls Royce TRENT 1000-***	SA-1

P.A. 3860	TABLE OF CONTENTS, Page 2 of 4	SA-6
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED

CONFIDENTIAL LETTER AGREEMENTS, continued		SA NUMBER

UAL-PA-03860-LA-1209412	Spare Parts Commitment

UAL-PA-03860-LA-1209413R1	Special Matters	SA-1

UAL-PA-03860-LA-1209413A1R2	Special Matters – Amendment 1	SA-6

UAL-PA-03860-LA-1209414	Other Special Matters

UAL-PA-03860-LA-1209413A1	Other Special Matters - Amendment 1	SA-1

UAL-PA-03860-LA-1209416R1	Promotional Support	SA-2

UAL-PA-03860-LA-1209430	Performance Guarantees

UAL-PA-03860-LA-1209455	*** – TERMINATED	SA-1

UAL-PA-03860-LA-1209429	***

UAL-PA-03860-LA-1209618R1	Alternate Engine Selection	SA-1

6-1162-ELP-0794	*** Program- *** Aircraft

6-1162-ELP-0795	*** Program- *** Aircraft

UAL-PA-03860-LA-1301368	Performance Guarantees (787-10)	SA-1

UAL-PA-03860-LA-1301373	787-10 Aircraft Open Configuration and Other Matters	SA-1

UAL-PA-03860-LA-1301375	Provisions Relating to Customer’s *** for 787-10 Aircraft	SA-1

UAL-PA-03860-LA-1301377	787-10 ***	SA-1

UAL-PA-03860-LA-1301377A1	787-10 *** – Amendment 1	SA-4

UAL-PA-03860-LA-1301380	787-10 Program Launch	SA-1

UAL-PA-03860-LA-1500017	Demonstration Flight Waiver	SA-4

UAL-PA-03860-LA-1500059	Installation of Cabin Systems Equipment	SA-4

P.A. 3860	TABLE OF CONTENTS, Page 3 of 4	SA-6
BOEING / UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF

Supplemental Agreement No. 1	June 17, 2013

Supplemental Agreement No. 2	December 16, 2013

Supplemental Agreement No. 3	July 22, 2014

Supplemental Agreement No. 4	January 14, 2015

Supplemental Agreement No. 5	May 12, 2015

Supplemental Agreement No. 6	December 31, 2015

P.A. 3860	TABLE OF CONTENTS, Page 4 of 4	SA-6
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Table 1 to Purchase Agreement No. 3860

787-10 Aircraft with GENX-1B*** Engines Delivery, Description, Price and Advance Payments

(787-10/GE/***)

Airframe Model/MTOW:	787-10		*** pounds		Detail Specification:		***

Engine Model/Thrust:	GENX-1B***[1]		*** pounds		Airframe Price Base Year/Escalation Formula:	***		***

Airframe Price:		$	***		Engine Price Base Year/Escalation Formula:	***		***

Optional Features:		$	***		Airframe Escalation Data:

Sub-Total of Airframe and Features:		$	***		Base Year Index (ECI):		***

Engine Price (Per Aircraft) :		$	***	[1]	Base Year Index (CPI):		***

Aircraft Basic Price (Excluding BFE/SPE):		$	***		Engine Escalation Data:

Buyer Furnished Equipment (BFE) Estimate:		$	***		Base Year Index (ECI):		***

In-Flight Entertainment (IFE) Estimate:		$	***		Base Year Index (CPI):		***

Refundable Deposit/Aircraft at Proposal Accept:		$	***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)		Serial Number (Subject to Change)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							***	***	***	***
							***	***	***	***
***	***	***	***	*	***	$***	$***	$***	$***	$***
***	***	***	***	*	***	$***	$***	$***	$***	$***
***	***	***	***	*	***	$***	$***	$***	$***	$***
***	***	***	***	*	***	$***	$***	$***	$***	$***
***	***	***	***	*	***	$***	$***	$***	$***	$***
***	***	***	***	*	***	$***	$***	$***	$***	$***
***	***	***	***	*	***	$***	$***	$***	$***	$***
***	***	***	***	*	***	$***	$***	$***	$***	$***
***	***	***	***	*	***	$***	$***	$***	$***	$***
***	***	***	***	*	***	$***	$***	$***	$***	$***
***	***	***	***	*	***	$***	$***	$***	$***	$***

Boeing Proprietary	787-10 with GE Engines Table 1 (SA-6), Page 1

Table 1 to Purchase Agreement No. 3860

787-10 Aircraft with GENX-1B*** Engines Delivery, Description, Price and Advance Payments

(787-10/GE/***)

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)		Serial Number (Subject to Change)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							***	***	***	***
							***	***	***	***
***	***	***	***	*	***	$***	$***	$***	$***	$***
***	***	***	***	*	***	$***	$***	$***	$***	$***
***	***	***	***	*	***	$***	$***	$***	$***	$***
***	***	***	***	**	***	$***	$***	$***	$***	$***
***	***	***	***	**	***	$***	$***	$***	$***	$***
***	***	***	***	**	***	$***	$***	$***	$***	$***
***	***	***	***	**	***	$***	$***	$***	$***	$***
***	***	***	***	**	***	$***	$***	$***	$***	$***
***	***	***	***	**	***	$***	$***	$***	$***	$***
***	***	***	***	**	***	$***	$***	$***	$***	$***

Total:	23

[1]	Engine model, thrust and pricing are subject to *** to deliver GEnx-1B*** thrust rating at GEnx-1B*** price.

*	*** Escalation Factors***
**	*** Escalation Factors***

Boeing Proprietary	787-10 with GE Engines Table 1 (SA-6), Page 2

Table 1 to Purchase Agreement No. 3860

787-9 Aircraft Delivery, Description, Price and Advance Payments for *** Firm 787-9 Aircraft

(787-9/GE/***)

Airframe Model/MTOW:	787-9		*** pounds[1]	Detail Specification:		***

Engine Model/Thrust:	GENX-1B***[2]		*** pounds	Airframe Price Base Year/Escalation Formula:	***		***

Airframe Price:		$	***	Engine Price Base Year/Escalation Formula:	***		***

Optional Features:		$	***	Airframe Escalation Data:

Sub-Total of Airframe and Features:		$	***	Base Year Index (ECI):		***

Engine Price (Per Aircraft):		$	***	Base Year Index (CPI):		***

Aircraft Basic Price (Excluding BFE/SPE):		$	***	Engine Escalation Data:

Buyer Furnished Equipment (BFE) Estimate:		$	***	Base Year Index (ECI):		***

In-Flight Entertainment (IFE) Estimate:		$	***	Base Year Index (CPI):		***

Scheduled Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						***	***	***	***
						***	***	***	***

Block C Aircraft [1,2,3]
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
Total Block C	***

[1]	MTOW provided in accordance with MTOW Article 3.2 of Letter Agreement 6-1162-RCN-1936.
[2]	Conditional on a GE agreement to deliver Genx-1B*** thrust rating at the Genx-1B*** price.
[3]	The Block C Aircraft shall be considered Block B Aircraft as defined pursuant to *** for purposes of Letter Agreement 6-1162-RCN entitled “***”.
[4]	The *** 787-9 Aircraft specified above are “Block C Aircraft” as such term is defined in ***, as amended and supplemented ***.

APR 71359	Boeing / United Airlines, Inc. Proprietary	787-9 Table 1, Page 1, SA-6

Attachment B-1 to Letter Agreement UAL-PA-03860-LA-120965R1

787-10 Option Aircraft with GENX-1B***

Engines Delivery, Description, Price and Advance Payments

(787-10/GE/***)

Airframe Model/MTOW:	787-10		*** pounds		Detail Specification:		***

Engine Model/Thrust:	GENX-1B***¹		*** pounds		Airframe Price Base Year/Escalation Formula:	***		***

Airframe Price:		$	***		Engine Price Base Year/Escalation Formula:[2]	***		***

Optional Features:		$	***		Airframe Escalation Data:

Sub-Total of Airframe and Features:		$	***		Base Year Index (ECI):	***

Engine Price (Per Aircraft):		$	***	[1]	Base Year Index (CPI):	***

Aircraft Basic Price (Excluding BFE/SPE):		$	***		Engine Escalation Data:

Buyer Furnished Equipment (BFE) Estimate:		$	***		Base Year Index (ECI):	***

In-Flight Entertainment (IFE) Estimate:		$	***		Base Year Index (CPI):	***

Non-Refundable Deposit/Aircraft at Def Agreement		$	***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Option Exercise	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				Expiry		***	***	***	***
				Date		***	***	***	***
*** ++	***	***	***	*** *	$***	$***	$***	$***	$***
*** ++	***	***	***	*** *	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***

APR64695-1F.TXT	Boeing Proprietary	787-10 with GE Engines Table 1 (SA-6), Page 1

Attachment B-1 to Letter Agreement UAL-PA-03860-LA-120965R1

787-10 Option Aircraft with GENX-1B***

Engines Delivery, Description, Price and Advance Payments

(787-10/GE/***)

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Option Exercise	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				Expiry		***	***	***	***
				Date		***	***	***	***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***

Total:	***

[1]	Engine model, thrust and pricing are subject to *** to deliver GEnx-1B*** thrust rating at GEnx-1B*** price.
[2]	Base year pricing is subject to engine manufacturer confirmation.
*	The option exercise expiry date for the *** 787-10 Option Aircraft (as specified above) supersedes §4.1 of Letter Agreement UAL-PA-03860-LA-1209265R1 entitled “Option Aircraft”
++	The delivery schedule for the *** 787-10 Option Aircraft is a nominal delivery month and is subject to revision by plus or minus one month. Boeing will advise Customer of the scheduled delivery month at the time of Customer’s exercise of its rights.

APR 64695-1F.TXT	Boeing Proprietary	787-10 with GE Engines Table 1 (SA-6), Page 2

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03860-LA-1209413A1R2

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Special Matters — Amendment 1

Reference:	Purchase Agreement No. 3860 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. relating to Model 787 aircraft (Aircraft)

This letter agreement UAL-PA-03860-LA-1209413A1R2 (Amending Letter Agreement) amends and supplements the Purchase Agreement and amends and supplements certain terms in Letter Agreement UAL-PA-03860-LA-1209413 (the Letter Agreement) ), and supersedes and replaces in its entirety letter agreement UAL -PA -03860 -LA-1209413A1R1. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Amendments to Article 1 of the Letter Agreement.

New Article 1.4 is hereby added as follows:

1.4. The parties agree that the *** 787-*** Aircraft added by SA-6 with delivery months during

(i) ***; and

(ii) ***

shall, if Customer exercises its rights in such 787-*** Aircraft, be deemed to be 787-*** Aircraft for all purposes under the Purchase Agreement and thereby remain entitled to the corresponding 787-*** Aircraft credit memoranda.

UAL-PA-03860-LA-1209413A1R2	Page 1
Special Matters	SA-6
BOEING / UNITED AIRLINES, INC. PROPRIETARY

2.	Amendments to Article 4 of the Letter Agreement.

4.4    Special *** Provisions for the Launch Aircraft. With respect to

(i) the *** 787-10 Aircraft listed in Table 1 to the Purchase Agreement as of the effective date of Supplemental Agreement No. 6 to the Purchase Agreement and

(ii) the *** 787-*** Aircraft specified in Figure 1 below; (787-10 Aircraft and 787-*** Aircraft specified in (i) and (ii) herein are each a Launch Aircraft), the parties agree that *** of the Article 4.1 *** obligation will be *** delivery of each Launch Aircraft (Launch Aircraft *** Obligation). At time of delivery of each Launch Aircraft, Boeing will *** to *** the Launch Aircraft *** Obligation.

Figure 1
Model	*** Aircraft Delivery Month/Quarter at the Effective Date of this Letter Agreement
787-***	***
787-***	***
787-***	***
787-***	***

3.	Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, is considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party’s prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

UAL-PA-03860-LA-1209413A1R2	Page 2
Special Matters	SA-6
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ I. L. Krueger

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 31, 2015

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President - Finance and acting Chief Financial Officer

UAL-PA-03860-LA-1209413A1R2	Page 3
Special Matters	SA-6
BOEING / UNITED AIRLINES, INC. PROPRIETARY